Exhibit 10.2
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 10, 2020, among PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership (the “Borrower”), PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the “Parent REIT”; the Borrower and the Parent REIT are each, a “Loan Party” and collectively, the “Loan Parties”), each Lender (defined below) party hereto, and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent;” the Administrative Agent and Lenders are each a “Credit Party” and collectively “Credit Parties”).

R E C I T A L S

    A.    The Borrower, the Parent REIT, certain guarantors, the Administrative Agent and certain lenders (each, a “Lender” and collectively, “Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of October 13, 2017, as amended by that certain First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) dated as of June 29, 2020 (as amended by the First Amendment and as may be further modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”).

    B.    The parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.    Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

    2.    Amendments to the Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“Permitted Convertible Notes” means senior convertible debt securities of the Parent REIT (a) that are unsecured, (b) that do not have the benefit of any Guarantee of any Subsidiary, (c) that are otherwise permitted under Section 7.03 and, if applicable, Section 7.19, (d) the Net Cash Proceeds of which are applied during the Waiver Period, if applicable, in accordance with this Agreement and the Intercreditor Agreement, (e) that are not subject to any sinking fund or any prepayment, redemption or repurchase requirements, whether scheduled, triggered by specified events or at the option of the holders thereof (it being understood that none of (i) a customary “change in control” or “fundamental change” put, (ii) a right to convert such securities into common shares of the Parent REIT, cash or a combination thereof as the Parent REIT may elect or (iii) an acceleration upon an event of default will be deemed to constitute such a sinking fund or prepayment, redemption or repurchase requirement), and (f) that have the benefit of covenants and events of default customary for comparable convertible securities (as determined by the Parent REIT in good faith).

“Permitted Convertible Notes Swap Contract” means a Swap Contract entered into by the Parent REIT in connection with, and prior to or concurrently with, the issuance of any Permitted Convertible Notes pursuant to which the Parent REIT acquires a call or a capped call option requiring the counterparty thereto to deliver to the Parent REIT common shares of the Parent REIT, the cash value of such shares or a combination of such shares and cash from time to time upon exercise of such option; provided that the terms, conditions and covenants of each such Swap Contract shall be such as are typical and customary for Swap Contracts of such type (as determined by the Parent REIT in good faith).

(b)    The definition of “Equity Interests” in Section 1.01 of the Agreement is hereby amended by replacing the final period thereof with the following clause:

; provided that neither Permitted Convertible Notes (prior to conversion thereof) nor Permitted Convertible Notes Swap Contracts shall constitute Equity Interests of the Parent REIT.

(c)    The definition of “Restricted Payments” in Section 1.01 is hereby amended by replacing the final period thereof with the following clause:

; provided, further, that payments for, in respect of or in connection with Permitted Convertible Notes Swap Contracts shall not constitute Restricted Payments.

(d)    Section 7.19 of the Credit Agreement is hereby amended to (i) remove “or” at the end of clause (e), (ii) change clause “(f)” to clause “(g),” and add the following as clause (f):

(f)    voluntarily prepay the principal amount of any Permitted Convertible Notes other than pursuant to a conversion thereof into Equity Interests of the Parent REIT; or

    3.    Amendments to other Loan Documents.

    (a)    All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

    (b)    Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

    4.    Conditions Precedent. This Amendment shall not be effective unless and until:

(a)the Administrative Agent receives fully executed counterparts of this Amendment signed by the Loan Parties, the Administrative Agent and the Required Lenders;

(b)the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)the Administrative Agent receives payment of all reasonable fees and expenses of the Administrative Agent in connection with this Amendment;

(d)the Borrower and the Parent REIT shall have entered into amendments to all Specified Debt, each in form and substance reasonably satisfactory to the Administrative Agent, as necessary to conform the applicable terms of such Specified Debt to the amendments set forth herein; and

(e)after giving effect to this Amendment, no Default or Event of Default exists.

    5.    Ratifications. Each Loan Party, (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to or for the benefit of the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as the Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

    6.    Representations. Each Loan Party, represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each applicable Loan Party; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Loan Party of this Amendment except for those which have been obtained; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each applicable Loan Party of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Loan Party is a party or by which any Loan Party is bound except for those which have been obtained; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided, that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; (f) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; and (g) no Default or Event of Default exists.

    7.    Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.    Electronic Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each Loan Party agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Loan Party to the same extent as a manual signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Loan Party enforceable against such in accordance with the terms thereof to the same extent as if manually executed. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

    9.    Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by originals) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

10.    Entireties. The Credit Agreement as amended by this Amendment represents the final agreement between the parties about the subject matter of the Credit Agreement as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

    11.    Parties. This Amendment binds and inures to each Loan Party and each Credit Party, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

    EXECUTED as of the date first stated above.

BORROWER:

PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership

By:    PEBBLEBROOK HOTEL TRUST, a Maryland Real Estate Investment Trust, its general partner

By:    /s/ Raymond Martz
Name: Raymond Martz
Title: Executive Vice President and Chief Financial Officer

PARENT REIT:
PEBBLEBROOK HOTEL TRUST, a Maryland Real Estate Investment Trust

By:    /s/ Raymond Martz
Name: Raymond Martz
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

ADMINISTRATIVE AGENT:
U.S. Bank National Association, as the Administrative Agent and a Lender

By:    /s/ Lory Jensen
Name: Lory Jensen
Title: SVP

Signature Page to Second Amendment to Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

LENDERS:
REGIONS BANK, as a Lender

By:    /s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ William R. Lynch III
Name: William R. Lynch III
Title: Senior Vice President
Signature Page to Second Amendment to Amended and Restated Credit Agreement
Pebblebrook Hotel, L.P./Pebblebrook Hotel Trust